SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 2, 2003


                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                         0-26321              98-0204105
      (State or other                   (Commission           (IRS Employer
jurisdiction of incorporation)          File Number)        Identification No.)


    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112

               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

    Item 7.       Financial Statements and Exhibits

         (a)      None

         (b)      None

         (c) Exhibits:

                  Regulation
                  S-K Number                         Document

                    99.1                   Press release dated December 2, 2003

    Item 9.       Regulation FD Disclosure

     Pursuant  to  General  Instruction  F.,  the  registrant   incorporates  by
     reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GASCO ENERGY, INC.


December 2, 2003                               By:   /s/ W. King Grant
                                                   ---------------------------
                                                    W. King Grant
                                                    Chief Financial Officer